UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 13, 2007 (April 12, 2007)
RURBAN FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
401 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)
(419) 783-8950

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 12, 2007, Rurban Financial Corp. (the “Company”) issued a news release announcing that the Company’s Board of Directors has authorized a stock repurchase program pursuant to which the Company may purchase up to 250,000 common shares of the Company over the next fifteen months. Under the repurchase program, common shares may be purchased from time-to-time in the open market or in privately negotiated transactions and in accordance with applicable federal and state securities laws and regulations.
     A copy of the April 12, 2007 news release is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Exhibits

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on April 12, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.
Dated: April 13, 2007	By:	/s/ Duane L. Sinn
Duane L. Sinn
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 13, 2007
Rurban Financial Corp.

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on April 12, 2007